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                                                                  EXHIBIT 10.R.1

                             AMENDMENT NO. 1 TO THE
                               EL PASO CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

      Pursuant to authorization by the El Paso Corporation Board of Directors on December 6, 2002, and pursuant to Section 15 of the El Paso Corporation Employee Stock Purchase Plan, as amended and restated effective as of January 29, 2002 (the "Plan"), the Plan is hereby amended as follows, effective December 6, 2002:

      The following new Subsection shall be added to Section 17 of the Plan:

            "(c) Plan provisions to the contrary notwithstanding, the Plan shall be suspended, commencing as of January 1, 2003 and continuing thereafter, until the Plan is either reactivated or terminated by the Board of Directors. During and respecting the period of such suspension, there shall not be any enrollment period, Offering Period, Grant Date, Exercise Date or Participating Employees."

      IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 6th day of December, 2002.

                                        EL PASO CORPORATION

                                        By: /s/ David E. Zerhusen
                                           -------------------------------------
                                        David E. Zerhusen
                                        Executive Vice President Administration
                                        Member of the Management
                                          Committee


Attest:

         /s/ David L. Siddall
----------------------------------------
         Corporate Secretary